Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 31, 1997



                      INTERNATIONAL NURSING SERVICES, INC.
             (Exact Name of Registrant as specified in its charter)


            Colorado                      0-24768               84-1123311
(State or other jurisdiction      (Commission file number)    (IRS Employer
        of incorporation)                                   Identification No.)



360 South Garfield, Suite 400, Denver, Colorado                   80209
(Address of principal executive offices)                       (ZIP Code)



                                 (303) 393-1515
              (Registrant's telephone number, including area code)




                                 Not Applicable
         (Former name or former address, if changed since last report)




Item 2.  Acquisition or Disposition of Assets

     On January 31, 1997, International Nursing Services, Inc. (the "Registrant"), acquired substantially all of the operating assets, and assumed certain liabilities, of Colorado Therapists on Call, Inc. and Professional HealthCare Providers, Inc., both of which are wholly owned subsidiaries of CoreStaff, Inc., pursuant to an Asset Purchase Agreement (the "Asset Acquisition"). The acquired businesses, which operate under the TherAmerica name, provide clinical therapists for temporary placement with client organizations in the areas of physical therapy, occupational therapy, speech and language pathology, respiratory care and radiology technology. The Registrant intends to continue using all acquired equipment and other physical property for substantially the same use prior to the acquisition. The transaction was deemed effective for all purposes as of December 31, 1996. The purchase price was $2,000,000 in cash plus the assumption of approximately $175,000 in liabilities, and was determined through arms-length negotiations between the parties. The Registrant obtained the cash for the purchase price through a private placement of a note and warrant to Millenco LP, an accredited investor, and a private placement of its 1997 Convertible Preferred Stock to a group of private, accredited investors.

     The foregoing description of the Asset Acquisition is qualified in its entirety by reference to the Asset Purchase Agreement and the press release issued by the Registrant announcing the Asset Acquisition, which are attached hereto as Exhibit 2.1 and Exhibit 99.1, respectively, and are incorporated herein in their entirety by this reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements of Business Acquired. It is impracticable for the Registrant to file herewith the required historical financial statements of the businesses acquired as described above in Item 2. Such financial statements will be filed as soon as practicable, but no later than 60 days after the date on which this Form 8-K is required to be filed.

(b) Pro Forma Financial Information. It is impracticable for the Registrant to file herewith the required pro forma financial information relative to the Asset Acquisition. Such pro forma financial information will be filed as soon as practicable, but no later than 60 days after the date on which this Form 8-K is required to be filed.

(c) Exhibits. See Index to Exhibits incorporated herein in its entirety by this reference.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            INTERNATIONAL NURSING SERVICES, INC.
                                                         (Registrant)


DATED: February 14, 1997                    /s/ John P. Yeros
                                            -----------------
                                            By:  John P. Yeros
                                            Title:  Chief Executive Officer



                               INDEX TO EXHIBITS

2.1 Asset Purchase Agreement dated as of January 31, 1997 by and among Colorado Therapists on Call, Inc., Professional HealthCare Providers, Inc., CoreStaff, Inc., and International Nursing Services, Inc.

99.1     Press Release of the Registrant dated February 4, 1997.